SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

            Current report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): July 24, 2002

                           AVIX TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


        Nevada                   000-27237                59-3560920
   (State or other       (Commission file number)      (I.R.S. Employer
    jurisdiction of                                 identification Number)
    incorporation)

                      137 Robertson St., Brandon FL 33511
                      P.O. Box 764, Brandon FL 33509-0764
             (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (813) 221-8373



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Appointment of Weinberg & Company, P, A.:


Effective July 25, 2002, the Company has engaged the following accountant in place of Pender, Newkirk & Company, Certified Public Accountants

Weinberg & Company, P, A.
6100 Glades Road, Suite 314
Boca Raton, Fl 33434
(561) 487-5765
Principal Contact Person:  Elliott A. Weinberg

Pender, Newkirk & Company, was engaged on April 17, 2002, and had not performed any work for the Company as of the date of this Form 8-K. Effective July 25, 2002, Pender, Newkirk & Company, Certified Public Accountants, resigned as the Company's certifying public accountants.

There have been no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Pender, Newkirk & Company, Certified Public Accountants, would have caused Pender, Newkirk & Company, Certified Public Accountants to make reference to the matter in their report.

Avix Technologies, Inc. has obtained a letter from Pender, Newkirk & Company, Certified Public Accountants addressed to the Commission stating that it agrees with the above statements. A copy of that letter, dated July 25, 2002, is filed as Exhibit 16.1.

The Company has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16.1 Letter from Pender, Newkirk & Company, Certified Public Accountants to the Commission, dated July 25, 2002, regarding its agreement with the statements made in the Current Report on Form 8-K.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 25, 2002                       /s/ Joseph L. Morgan
                                         ---------------------------------
                                         President/Chief Executive Officer
                                         (Principal Accounting Officer)


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INDEX TO EXHIBITS

16.1 Letter from Pender, Newkirk & Company, Certified Public Accountants to the Commission, dated July 25, 2002 regarding its agreement with the statements made in the Current Report on Form 8-K.

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                                 EXHIBIT 16.1


   (Letterhead of Pender, Newkirk & Company, Certified Public Accountants)

April 17, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Avix Technologies, Inc. (formerly known as USA Digital, Inc.)
    File No. 000-27375

Ladies and Gentlemen:

We have read paragraphs 1 and 2 of Item 4 included in the Current Report on Form 8-K dated July 25, 2002, of Avix Technologies, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


                               /s/ Aidman, Piser & Company
                               ---------------------------
                               Tampa, Florida





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                                 END OF FILING